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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2004

Apartment Investment and Management Company
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-13232 (Commission File Number)	84-1259577 (I.R.S. Employer Identification No.)
4582 South Ulster Street Parkway, Suite 1100, Denver, CO 80237 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 757-8101

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

        On September 29, 2004, Apartment Investment and Management Company (the "Company") entered into an Exchange Agreement, dated as of September 29, 2004 (the "Exchange Agreement"), by and among the Company, AIMCO Properties, L.P. ("the Operating Partnership") and GE Capital Equity Investments, Inc. ("GE"). Pursuant to the Exchange Agreement, on September 30, 2004, the Company issued 2,000,000 shares of its Class X Cumulative Convertible Preferred Stock, $0.01 par value per share (the "Class X Preferred Stock"), to GE in exchange for 2,000,000 shares of the Company's Class N Convertible Cumulative Preferred Stock, $0.01 par value per share (the "Class N Preferred Stock"), held by GE. The Class X Exchange Agreement is included as Exhibit 10.1 to this report and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

        The information set forth under Item 1.01 of this report is incorporated herein by reference. The exchange of the Class X Preferred Stock for the Class N Preferred Stock was made in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 3(a)(9) of the Securities Act. Each share of Class X Preferred Stock is convertible into the number of shares of Class A Common Stock of the Company obtained by dividing $25 by the conversion price then in effect. The initial conversion price for the Class X Preferred Stock is $52.50 (the same as the conversion price of the Class N Preferred Stock), and is subject to certain adjustments as provided in the Articles Supplementary relating to the Class X Preferred Stock (the "Class X Articles").

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On September 30, 2004, the Company filed the Class X Articles with the State of Maryland. The Class X Articles became effective upon filing. The Class X Articles classify 2,000,000 authorized but unissued shares of the Company's Class A Common Stock into 2,000,000 shares of Class X Preferred Stock.

        The Class X Preferred Stock entitles the holders thereof to quarterly cash dividends payable in an amount per share equal to the greater of (i) $0.53125 for the period from September 30, 2004 through and including March 31, 2006, and $0.5625 thereafter, or (ii) the cash dividends declared on the number of shares of Class A Common Stock into which one share of Class X Preferred Stock is then convertible.

        The liquidation preference for the Class X Preferred Stock is $25.00 per share, plus an amount equal to accumulated, accrued and unpaid dividends, whether or not earned or declared. The Class X Preferred Stock is not be redeemable prior to March 31, 2006, except (i) in limited circumstances relating to the ownership limitation necessary to preserve the Company's qualification as a REIT, or (ii) during the 60 day period immediately following a Coverage Event (as defined in the Exchange Agreement). The Company, at its option, may redeem shares of Class X Preferred Stock, in whole or from time to time in part, at a price payable in cash equal to the redemption price applicable thereto, (i) prior to March 31, 2006, only during the 60 day period immediately following a Coverage Event, and (ii) at any time on or after March 31, 2006. The redemption price will be (i) 102% of the liquidation preference if the redemption date is prior to March 31, 2006, or (ii) 100% of the liquidation preference if the redemption date is on or after March 31, 2006, plus, in either case, all accumulated, accrued and unpaid dividends (whether or not earned or declared), if any, to the redemption date.

        Each share of Class X Preferred Stock is convertible into the number of shares of Class A Common Stock of the Company obtained by dividing $25 by the conversion price then in effect. The initial conversion price for the Class X Preferred Stock is $52.50 (the same as the conversion price of the Class N Preferred Stock), and is subject to certain adjustments as provided in the Class X Articles.

        The Class X Preferred Stock ranks prior to the Class A Common Stock of the Company, and on the same level as the Company's remaining outstanding shares of preferred stock, with respect to the payment of dividends and the distribution of amounts upon liquidation, dissolution or winding up.

        Holders of shares of the Class X Preferred Stock generally do not have any voting rights. However, if (i) the Company fails to pay a dividend of at least $0.45 per share on the Class A Common Stock for two consecutive quarters, or (ii) the Company fails to pay a quarterly dividend on the Class X Preferred Stock, whether or not earned or declared, then the holders of the Class X Preferred Stock will be entitled to elect one additional director to the Company's board of directors until, in the case of clause (i), the Company pays a dividend of at least $0.45 per share on the Class A Common Stock, or, in the case of clause (ii), all unpaid dividends on the Class X Preferred Stock have been paid or declared and set apart for payment and dividends thereon for the current quarterly period have been declared and paid or declared and set apart for payment. Also, if the Company has not paid dividends on the Class X Preferred Stock or any other series of preferred stock for six or more quarterly periods, whether or not consecutive and whether or not earned or declared, holders of the Class X Preferred Stock, together with holders of other classes of preferred stock of the Company with similar rights, will be entitled to elect two additional directors to the Company's board of directors until all unpaid dividends on the Class X Preferred Stock and such other series of preferred stock have been paid or declared and set apart for payment. Certain material adverse changes to the terms of the Class X Preferred Stock cannot be made without the affirmative vote of at least 66 2/3% of the outstanding shares of Class X Preferred Stock.

        The Class X Articles are included as Exhibit 4.1 to this report and incorporated herein by reference.

Item 8.01 Other Events.

        On September 30, 2004, the Company redeemed 2,000,000 shares of Class N Preferred Stock at a redemption price per share of $25.68125.

Item 9.01 Financial Statements and Exhibits.

(c)
Exhibits.

        The following exhibits are filed with this report:

Exhibit Number	Description
4.1	Articles Supplementary relating to the Class X Cumulative Convertible Preferred Stock.
10.1	Exchange Agreement, dated as of September 29, 2004, by and among Apartment Investment and Management Company, AIMCO Properties, L.P. and GE Capital Equity Investments, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
Date: October 1, 2004	By:	/s/ PAUL J. MCAULIFFE Paul J. McAuliffe Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Articles Supplementary relating to the Class X Cumulative Convertible Preferred Stock.
10.1	Exchange Agreement, dated as of September 29, 2004, by and among Apartment Investment and Management Company, AIMCO Properties, L.P. and GE Capital Equity Investments, Inc.

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 3.02 Unregistered Sales of Equity Securities.
  Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX